Investment Adviser                               Report to Shareholders
      Legg Mason Fund Adviser, Inc.             For the Six Months Ended
      Baltimore, MD                                 September 30, 1996

Board of Directors
      Raymond A. Mason, Chairman
      John F. Curley, Jr., President                         The
      Richard G. Gilmore                                 Legg Mason
      Charles F. Haugh                                      Value
      Arnold L. Lehman                           Trust,[Register Mark] Inc.
      Dr. Jill E. McGovern                              Primary Class
      T. A. Rodgers
      Edward A. Taber, III

Transfer and Shareholder Servicing Agent
      Boston Financial Data Services
      Boston, MA

Custodian
      State Street Bank & Trust Company
      Boston, MA

Counsel
      Kirkpatrick & Lockhart LLP                    Putting Your Future First
      Washington, DC

Independent Accountants
      Coopers & Lybrand L.L.P.                          [Legg Mason Logo]
      Baltimore, MD                                            FUNDS



This report is not to be distributed unless preceded or accompanied by a prospectus.

  Legg Mason Wood Walker, Incorporated
-----------------------------------------
       111 South Calvert Street
P.O. Box 1476, Baltimore, MD 21203-1476
    410 (bullet) 539 (bullet) 0000

[Recycle Logo] Printed on Recycled Paper
LMF-002
11/96

To Our Shareholders,

     The Value Trust's net asset value per share rose from $27.34 to $29.71 during the quarter ended September 30, 1996. Assuming reinvestment of the $.042 per share income dividend paid in August, the Trust's total return (appreciation plus reinvested dividends) during the quarter was 8.8%. Total returns on the Value Line index of 1700 stocks and Standard & Poor's 500 stock composite index were 1.2% and 3.1%, respectively, during the same period. In the nine months through September 30, the Value Trust's total return was 20.9%, compared to returns of 9.7% and 13.5% on the Value Line and Standard & Poor's indices.

     Page 2 and 3 of this report contain information on the Trust's long-term investment results. You will note that $10,000 invested in the Trust at its inception in April, 1982 would have grown to $109,666 by September 30, 1996, producing an average annual return of 18% over the 141/2 year period. $10,000 invested in common stocks included in the Value Line and Standard & Poor's indices would have grown to $43,573 and $97,602, respectively, over that same period. All figures assume reinvestment of dividends and other distributions.

     Beginning on page 4, Bill Miller, the Trust's portfolio manager, discusses the investment outlook.

     Your Board of Directors has approved an income dividend of $.033 per share, payable on October 30 to shareholders of record on October 25. Most shareholders will receive this dividend in the form of additional shares credited to their accounts.

                                   Sincerely,


                                   /s/ John F. Curley, Jr.
                                   John F. Curley, Jr.
                                   President

November 8, 1996

Performance Information
Legg Mason Value Trust, Inc.

Total Return for One, Five, Ten Years and Life of Fund, as of
September 30, 1996

     The returns shown are based on historical results and are not intended to indicate future performance. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in the fund's return, so they differ from actual year-to-year results. For comparison purposes, the fund's total return is compared with total returns of the Value Line Geometric Average, an index of approximately 1,700 stocks ("Value Line Index"), and Standard & Poor's 500 Stock Composite Index ("S&P Stock Index"), two unmanaged indexes of widely held common stocks. No adjustment has been made for any income taxes payable by shareholders.
     The fund has two classes of shares: Primary Class and Navigator Class. The Navigator Class, offered only to certain institutional investors, pays fund expenses similar to those paid by the Primary Class, except that transfer agency fees and shareholder servicing expenses are determined separately for each class and the Navigator Class does not incur Rule 12b-1 distribution fees.


     Total returns as of September 30, 1996 were as follows:

                         Cumulative Total Return
                    ------------------------------------
                    Legg Mason  Value Line      S&P
                    Value Trust    Index    Stock Index
--------------------------------------------------------

Primary Class:
  One Year           +26.43%     +10.41%     +20.32%
  Five Years        +126.71      +69.02     +102.97
  Ten Years         +234.18     +113.53     +303.43
  Life of Class+    +996.66     +335.73     +876.02
Navigator Class:
  One Year           +27.63%     +10.41%     +20.32%
  Life of Class++    +75.88      +31.40      +56.09

                         Average Annual Total Return
                    ------------------------------------
                    Legg Mason  Value Line      S&P
                    Value Trust    Index    Stock Index
--------------------------------------------------------
Primary Class:
  One Year           +26.43%     +10.41%     +20.32%
  Five Years         +17.79      +11.07      +15.21
  Ten Years          +12.82       +7.88      +14.97
  Life of Class+     +18.01      +10.71      +17.07
Navigator Class:
  One Year           +27.63%     +10.41%     +20.32%
  Life of Class++    +36.02      +16.06      +27.49

----------
+  Primary  Class  inception -- April 16, 1982
++ Navigator  Class  inception -- December 1, 1994

Illustration of an Assumed Investment of $10,000
Made on April 16, 1982 (inception of the Value Trust
Primary Class)


                             [Mountain Graph Here]

                       4/16/82   3/31/83   3/31/84   3/31/85   3/31/86   3/31/87   3/31/88
Value of original      10,000    16,160    18,870    23,583    32,556    35,503    32,268
shares purchased
through reinvestment
of capital gain
distributions

Value of shares        10,000    16,400    19,425    24,682    34,510    37,924    34,729
acquired through
reinvestment of
income dividends



                       3/31/89   3/31/90   3/31/91   3/31/92   3/31/93   3/31/94   3/31/95   3/31/96   9/30/96
Value of original      37,650    39,891    37,701    44,210    50,184    52,789    57,817    82,356     92,875
shares purchased
through reinvestment
of capital gain
distributions

Value of shares        41,109    44,290    43,014    51,414    59,003    62,337    68,427    97,226    109,666
acquired through
reinvestment of
income dividends

Portfolio Manager's Comments


     Your fund rose 8.83% in the third quarter, exceeding the results of general equity funds, growth funds, the Dow Jones and the S&P 500. The comparisons are as follows:

                               General
                Value   Growth  Equity    S&P    Dow
                Trust   Funds+  Funds+    500   Jones
--------------------------------------------------------
3 months         8.83%   2.90%   2.61%   3.09%   4.64%
9 months        20.86%  13.42%  13.73%  13.49%  16.95%
1 year          26.43%  15.98%  16.90%  20.32%  25.72%

     With the indices hovering at record round numbers, 6000 on the Dow and 700 on the S&P, the fears that engulfed the market during the correction in July have become a distant memory. As we indicated in our last letter, we believed that those fears--which related to incipient wage inflation--were misplaced and that the Federal Reserve had no need to raise interest rates. When the Fed left rates unchanged at its August and September meetings, those fears receded and stocks rallied.
     Most economists still appear to expect a rate increase, only now they expect it after the election. They believe the economy is operating so close to capacity that the risk of inflation remains high, and that the Fed should raise rates to insure the economy does not overheat. We continue to disagree. We think the economy is slowing, and that the risk to stocks is not an overheating economy and rising inflation, but an economy that weakens unexpectedly. This is not an outcome we expect, but we believe it more likely than the alternative.
     The number and variety of quality companies having earnings difficulties, such as AT&T, Motorola, Kellogg, Hewlett Packard, Whirlpool, Albertson's (the list could be expanded but you get the drift), presages, we think, broader difficulty in achieving profitable growth. Most companies have gone through the downsizing and restructuring that has been so much in the news. Cost cutting, coupled with solid economic growth, has resulted in strong profit increases, high returns on equity, and record cash generation for the S&P 500.
     Going forward, however, we think growth for many companies will be much harder to achieve. It will have to be fueled by new products and volume growth, not cost cutting and certainly not price increases. The consequences of a low inflation, low nominal growth environment will become evident as the ability to further wring out costs becomes more difficult.
     Consumer spending makes up two thirds of GDP and is the primary driver of economic growth. With unemployment low and consumer confidence high, many economists think the consumer will continue to fuel above trend growth. Demographics and debt augur otherwise. The number of people turning 25 years old drops sharply next year and for several years thereafter. This demographic group is closely correlated with household formations and spending on consumer durables. Moreover, personal consumption expenditures' growth has outstripped income growth for most of the past 4 years, leaving the average consumer with near record debt. Reported bankruptcies are up sharply, and credit card delinquencies were also rising before declining in the second quarter.
     The 76 million baby boomers are now mostly in their 40s and have begun to reduce their spending and increase their savings for retirement. We think these factors will lead to subdued consumer spending, sluggish growth, and increasing earnings difficulties over the next year or so. We do not expect an end to the expansion, just a deceleration from above trend to below trend growth.
     Earnings have been the elan vital of this bull market since the lows in October 1990. Whenever earnings have flagged, interest rates have dropped, simultaneously providing valuation support to the market and raising expectations about future earnings. There is still considerable room for short rates to decline if the economy begins to sag, and some room for long rates to come down. But the bulk of the interest rate driven moves we have periodically experienced since the secular peak in rates in 1981 have about run their course.
     The slow growth, low inflation environment of the past 6 years has been accompanied by a little noticed, but extremely important trend: decline in the volatility of most economic data.


+As measured by Lipper Analytical Services, Inc.

Volatility is important because it is associated with risk. Many academics believe that it is the same thing as risk, at least insofar as stock prices are concerned. (Risk is the subject of Peter Bernstein's wonderful new book, Against the Gods: The Remarkable Story of Risk.)
     The generation of investors who entered the markets after the late 1960s grew up with volatility. Interest rates soared then crashed, inflation went from 3% to double digits and back to 3%. Stocks collapsed in the '70s, soared in the '80s, crashed in '87 and now have moved back to record highs. Farmland prices, oil, Latin debt and currencies, all have exhibited high volatility over the years. That began to change this decade. One of the reasons we went 6 years without a 10% correction in stocks was because the economy grew steadily with low volatility. Stock price volatility in this decade has been among the lowest on record.
     Recent U.S. inflation volatility has been only one-quarter of that which existed in the late 1980s and one-third that of the early 1990s. The volatility of inflation is now at 30 year lows. Changes in commodity price volatility have led to changes in inflation volatility consistently since 1971. Commodity price volatility is at 27 year lows and remains in a downward trend. Inflation volatility is thus not likely to reverse soon.
     The low volatility of inflation has led to record low volatility in short-term interest rates. We think it will soon extend to long rates, much to the consternation of bond traders, for whom volatility provides a livelihood.
     Most importantly for equity investors, the volatility of economic growth has declined. For all the ink spilled about its direction and growth rate, the U.S. economy has had only 8 months of recession since 1982. This is in sharp contrast to the familiar boom and bust pattern usually coinciding with the Presidential election cycle. The economy now appears to be on a path of moderate, sustained growth. This has important implications for stock selection.
     Many investors think about investing in relation to the economic cycle. Retailers, apparel, and autos are so-called early cycle stocks, while paper, chemicals, and steels are late cycle companies. Food, beverages, and drug stocks are defensive names; you are supposed to own them when the economy is on the brink of recession. If the economy is becoming much less cyclical, as we believe, all this rotation from one stock group to another becomes much less effective, even counterproductive.
     We think the move to low economic volatility will be with us for some time. Careful attention to valuation and stock selection will be the keys to above average results.
     With only 8 months of recession in 15 years, unemployment down, inflation at 30 year lows, and the deficit half what it was 4 years ago, the population should be basking in prosperity's glow. Growth has been the exception throughout most of recorded human history, as the Nobel laureate Douglas North has pointed out. One would think people would notice when the economy has been performing unusually well. But not so.
     In a fine article called "A Nation that Poor Mouths Its Own Boom," the Washington Post (October 13, 1996) reported the following:
     "The average American thinks the number of jobless is four times higher than it actually is. Nearly 1 in 4 believes the current unemployment rate tops 25%--the proportion of Americans . . . out of work at the worst of the Great Depression. They believe prices are rising four times faster than they really are and that the federal budget deficit is higher, not lower, than it was five years ago. And 7 in 10 say there are fewer jobs than there were five years ago."
     It may be that this cognitive dissonance accounts for the pessimism that habitually surrounds the stock market, at least among the pundits quoted so often in the press. If people really have the beliefs the Post describes, they must surely be surprised when the market does well. They would probably believe that the market is significantly overvalued and that a bear market is imminent.
     Bear markets happen when things go wrong in the economy: profits decline, inflation increases, interest rates rise, etc. If these things happen, stocks will undoubtedly come under pressure. There is little evidence that the economy is on other than a moderate growth trajectory. If that is so, then stocks should continue to provide acceptable returns.
     We think, though, that after nearly two years of dramatically above trend results, stock returns will moderate over the next year or so. Profits look to be up in the single digits next year and we think it likely stock returns will track profits growth. Reasonable expectations for the market are for returns of 8-10%, including dividends. If this is right, we would hope to do somewhat better, since the companies in our portfolio trade at large discounts to the market, while having what we believe to be above average profit growth potential.
     Portfolio activity was light in the quarter. We continued to build our position in Seagate Technology that we mentioned in last quarter's letter. The shares were purchased at under 7x our estimate of 1997 earnings for the largest, most profitable company in an industry experiencing strong demand. The stock has already moved up nicely, but we continue to expect it to perform well over the next few years. We sold duPont, which reached our target price, and Digital
Equipment, which has seen its business come under renewed pressure. We had a nice gain in DEC and redeployed the funds into Seagate.
     As always, we appreciate your support and welcome your comments.

                                                              Bill Miller, CFA

November 4, 1996
DJIA 6041.68

Legg Mason Value Trust, Inc.

Selected Portfolio Performance

Biggest gainers for the 3rd quarter 1996*
--------------------------------------------------------------
 1. Dell Computer Corporation                +52.8%
 2. International Business Machines
      Corporation                            +25.8%
 3. MBNA Corporation                         +21.9%
 4. Zions Bancorporation                     +21.6%
 5. Lloyds TSB Group plc                     +20.9%
 6. Warner-Lambert Company                   +20.0%
 7. Nokia Corporation ADS                    +19.6%
 8. Standard Federal Bancorporation          +18.8%
 9. Nike, Inc.                               +18.2%
10. Bank of Boston Corporation               +16.9%


* Securities held for the entire quarter.



Biggest laggers for the 3rd quarter 1996*
--------------------------------------------------------------
 1. PepsiCo, Inc.                            -20.1%
 2. RJR Nabisco Holdings Corp.
      Series C Depositary Shares             -17.3%
 3. RJR Nabisco Holdings Corp.               -16.1%
 4. Circus Circus Enterprises, Inc.          -13.7%
 5. Philip Morris Companies Inc.             -13.7%
 6. General Motors Corporation                -8.4%
 7. Chrysler Corporation                      -7.7%
 8. Danaher Corporation                       -4.9%
 9. Telefonos de Mexico S.A. ADR              -4.1%
10. The Bear Stearns Companies Inc.           -1.6%


Portfolio Changes

Securities Added
--------------------------------------------------------------
Seagate Technology, Inc.


Securities Sold
--------------------------------------------------------------
duPont (E.I.) de Nemours
Digital Equipment Corporation

Statement of Net Assets
Legg Mason Value Trust, Inc.
September 30, 1996  (Unaudited)




      (Amounts in Thousands)              Shares    Value
----------------------------------------------------------
Common Stocks and Equity Interests -- 91.2%
      Automotive -- 5.4%
      Chrysler Corporation                1,600  $ 45,800
      General Motors Corporation            600    48,000
                                                 --------
                                                   93,800
                                                 --------
      Banking -- 22.1%
      Bank of Boston Corporation            850    49,194
      BankAmerica Corporation               400    32,850
      Citicorp                              800    72,500
      Fleet Financial Group, Inc.           669    29,777
      Lloyds TSB Group plc                7,716    45,649
      Provident Bankshares Corporation      362    12,792
      The Chase Manhattan Corporation     1,175    94,147
      Zions Bancorporation                  503    44,533
                                                 --------
                                                  381,442
                                                 --------

      Computer Services and Systems -- 11.6%
      Dell Computer Corporation             925    71,919(A)
      International Business Machines
        Corporation                         650    80,925
      Seagate Technology, Inc.              850    47,494(A)
                                                 --------
                                                  200,338
                                                 --------

      Electrical Equipment -- 1.5%
      Philips Electronics N.V.              725    26,009
                                                 --------

      Entertainment -- 5.4%
      Circus Circus Enterprises, Inc.     2,000    70,750(A)
      MGM Grand, Inc.                       550    23,238(A)
                                                 --------
                                                   93,988
                                                 --------
      Finance -- 15.2%
      Federal Home Loan Mortgage
        Corporation                         500    48,937
      Federal National Mortgage
        Association                       3,200   111,600
      MBNA Corporation                    1,887    65,568
      The Bear Stearns Companies Inc.     1,575    36,619
                                                 --------
                                                  262,724
                                                 --------
      Food, Beverage and Tobacco -- 4.7%
      PepsiCo, Inc.                         850    24,013
      Philip Morris Companies Inc.          450    40,388
      RJR Nabisco Holdings Corp.            670    17,420
                                                 --------
                                                   81,821




      (Amounts in Thousands)             Shares     Value
----------------------------------------------------------

      Food Merchandising -- 3.1%
      The Kroger Co.                      1,200 $  53,700(A)
                                                ---------
      Footwear -- 1.8%
      Nike, Inc.                             80     9,720
      Reebok International Ltd.             637    22,122
                                                ---------
                                                   31,842
                                                ---------

      Health Care-- 0.9%
      Humana Inc.                           750    15,189(A)
                                                ---------

      Hospital Management-- 1.4%
      Columbia/HCA Healthcare
        Corporation                         415    23,592
                                                ---------

      Insurance -- 2.5%
      AMBAC Inc.                            383    21,352
      MBIA, Inc.                            255    21,866
                                                ---------
                                                   43,218
                                                ---------

      Manufacturing -- 2.9%
      Danaher Corporation                 1,200    49,650
                                                ---------

      Multi-Industry -- 0.9%
      Coltec Industries Inc.                967    15,466(A)
                                                ---------

      Pharmaceuticals -- 3.2%
      Amgen Inc.                            400    25,250(A)
      Warner-Lambert Company                450    29,700
                                                ---------
                                                   54,950
                                                ---------

      Savings and Loan -- 3.2%
      Standard Federal Bancorporation     1,200    54,900
                                                ---------

      Telecommunications -- 5.4%
      MCI Communications Corporation        800    20,500
      Nokia Corporation ADS                 700    30,975
      Telefonos de Mexico S.A. ADR        1,283    41,200
                                                ---------
                                                   92,675
                                                ---------
      Total Common Stocks and Equity
         Interests
         (Identified Cost-- $772,654)           1,575,304
----------------------------------------------------------

      Preferred Shares -- 0.4%
      RJR Nabisco Holdings Corp.


         Series C Depositary Shares
         (Identified Cost-- $9,003)       1,385     7,443
----------------------------------------------------------

                                      Principal
(Amounts in Thousands)                 Amount       Value
----------------------------------------------------------
Sovereign Obligations -- 3.8%
      Republic of Argentina
        Floating Rate Bonds
        6.625%(B)  3-31-05            $59,400  $   49,821
        Par Bonds
        5.25%(C)   3-31-23             25,000      14,625
                                               ----------
      Total Sovereign Obligations
        (Identified Cost-- $37,429)                64,446
----------------------------------------------------------

U.S. Government Obligation -- N.M.
      United States Treasury Note
        8.125%     2-15-98
        (Identified Cost-- $228)          230         235
----------------------------------------------------------
Repurchase Agreement -- 4.3%
      Prudential Securities, Inc.
        5.75% dated 9-30-96, to be
        repurchased at $73,825 on
        10-1-96 (Collateral: $80,300
        Federal National Mortgage
        Association Mortgage-backed
        securities, 7.0% due 2-1-26,
        value $75,792)
        (Identified Cost-- $73,814)    73,814      73,814
----------------------------------------------------------
      Total Investments -- 99.7%
        (Identified Cost -- $893,128)           1,721,242
      Other Assets Less Liabilities -- 0.3%         5,893
                                               ----------
      Net assets-- 100.0%                      $1,727,135
                                               ----------




(Amounts in Thousands)
----------------------------------------------------------
Net Assets Consisting of:
Accumulated paid-in capital
  applicable to:
  56,082 Primary shares
    outstanding                    $  802,080
   2,050 Navigator shares
    outstanding                        40,002
Undistributed net investment
  income                                2,072
Undistributed net realized gain
  on investments                       54,867
Unrealized appreciation of
  investments                         828,114
                                   ----------
Net assets-- 100.0%                            $1,727,135
                                               ==========

Net asset value per share:
  Primary Class                                    $29.71
                                                   ======
  Navigator Class                                  $29.81
                                                   ======



(A)  Non-income producing
(B) The rate of interest earned is tied to the London Interbank Offered Rate (LIBOR) and the coupon rate shown is the rate as of September 30, 1996.
(C) Coupon increases 0.25% annually until April 1, 1999, thereafter remains fixed at 6.0% until maturity.
N.M. Not meaningful
     See notes to financial statements.

Statement of Operations
Legg Mason Value Trust, Inc.
For the Six Months Ended September 30, 1996  (Unaudited)

      (Amounts in Thousands)
--------------------------------------------------------------------------------
Investment Income:
        Dividends (net of foreign taxes withheld of $206)     $ 14,136
        Interest                                                 4,159
                                                              --------
          Total investment income                                       $ 18,295

Expenses:
        Investment advisory fee                                  5,727
        Distribution and service fees                            7,193
        Transfer agent and shareholder servicing expense           434
        Custodian fee                                              171
        Reports to shareholders                                    107
        Registration fees                                           77
        Legal and audit fees                                        74
        Directors' fees                                              8
        Other expenses                                              43
                                                              --------
                                                                13,834
          Less expenses reimbursed                                 (40)
                                                              --------
          Total expenses, net of reimbursement                            13,794
                                                                        --------
      Net Investment Income                                                4,501

Net Realized and Unrealized Gain on Investments:
        Realized gain on investments                            54,862
        Increase in unrealized appreciation of investments     133,840
                                                              --------
      Net Realized and Unrealized Gain on Investments                    188,702
--------------------------------------------------------------------------------
      Increase in Net Assets Resulting from Operations                  $193,203
                                                                        ========

See notes to financial statements.

Statement of Changes in Net Assets
Legg Mason Value Trust, Inc.



                                                                         For the              For the
                                                                    Six Months Ended        Year  Ended
      (Amounts in Thousands)                                       September 30, 1996     March 31, 1996
---------------------------------------------------------------------------------------------------------
                                                                     (Unaudited)
Change in Net Assets:
      Net investment income                                          $    4,501             $   10,667
      Net realized gain on investments                                   54,862                 57,010
      Increase in unrealized appreciation of investments                133,840                369,425
                                                                     ----------             ----------
      Increase in net assets resulting from operations                  193,203                437,102

      Distributions to shareholders from:
        Net investment income:
          Primary Class                                                  (5,791)                (8,750)
          Navigator Class                                                  (480)                  (745)
        Net realized gain on investments:



          Primary Class                                                 (29,899)               (62,321)
          Navigator Class                                                (1,093)                (2,262)
      Increase in net assets from Fund share transactions:
          Primary Class                                                  64,815                114,171
          Navigator Class                                                 3,274                  3,067
                                                                     ----------             ----------
      Increase in net assets                                            224,029                480,262

Net Assets:
      Beginning of period                                             1,503,106              1,022,844
---------------------------------------------------------------------------------------------------------
      End of period (including undistributed net investment income
        of $2,072 and $3,842, respectively)                          $1,727,135             $1,503,106
                                                                     ==========             ==========


      See notes to financial statements.

Financial Highlights+
Legg Mason Value Trust, Inc.

     Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.



                                                         Primary Class                               Navigator Class
                              For the Six                                                      For the Six   For the Years
                              Months Ended             For the Years Ended March 31,          Months Ended  Ended March 31,
                             Sept. 30, 1996  1996      1995       1994        1993      1992  Sept. 30, 1996  1996   1995(A)
---------------------------------------------------------------------------------------------------------------------------
                               (Unaudited)                                                      (Unaudited)
Per Share Operating Performance:
      Net asset value, beginning
        of period                $26.99     $20.21    $18.50     $17.81      $15.69     $13.38    $27.08    $20.27    $18.76
----------------------------------------------------------------------------------------------------------------------------
      Net investment income        0.07       0.19      0.10       0.08        0.18       0.25      0.21      0.43      0.12
      Net realized and unrealized
         gain on investments       3.32       8.00      1.70       0.92        2.12       2.34      3.32      8.02      1.40
----------------------------------------------------------------------------------------------------------------------------
      Total from investment
        operations                 3.39       8.19      1.80       1.00        2.30       2.59      3.53      8.45      1.52
----------------------------------------------------------------------------------------------------------------------------
      Distributions to share-
        holders from:
        Net investment income     (0.11)     (0.17)    (0.05)     (0.11)      (0.18)     (0.28)    (0.24)    (0.40)    (0.01)
        Net realized gain on
          investments             (0.56)     (1.24)    (0.04)     (0.20)        --         --      (0.56)    (1.24)      --
----------------------------------------------------------------------------------------------------------------------------
      Total distributions         (0.67)     (1.41)    (0.09)     (0.31)      (0.18)     (0.28)    (0.80)    (1.64)    (0.01)
----------------------------------------------------------------------------------------------------------------------------
      Net asset value, end of
        period                   $29.71     $26.99    $20.21     $18.50      $17.81     $15.69    $29.81    $27.08    $20.27
----------------------------------------------------------------------------------------------------------------------------
      Total return                12.80%(B)  42.09%     9.77%      5.65%      14.76%     19.53%    13.35%(B) 43.53%    8.11%(B)

Ratios/Supplemental Data:
      Ratios to average net assets:
        Expenses                   1.80%(C)   1.82%     1.81%      1.82%       1.86%      1.90%     0.80%(C)  0.82%    0.82%(C)
        Net investment income       0.5%(C)    0.8%      0.5%       0.5%       1.1%       1.7%       1.5%(C)   1.8%     1.8%(C)
      Portfolio turnover rate      17.0%(C)   19.6%     20.1%      25.5%      21.8%      39.4%      17.0%(C)  19.6%    20.1%


      Average commission
       rate paid(D)             $0.0540        --        --         --         --         --     $0.0540       --       --
      Net assets, end of
       period (in thousands) $1,666,009 $1,450,774  $986,325   $912,418   $878,394   $745,833    $61,126   $52,332  $36,519


+ All share and per share figures reflect the 2-for-1 stock split effective July 29, 1991.
(A) For the period December 1, 1994 (commencement of Navigator Class) to March 31, 1995.
(B) Not annualized
(C) Annualized
(D) Pursuant to SEC regulations effective for fiscal years beginning after September 1, 1995, this is the average commission rate paid on securities purchased and sold by the Fund.
See notes to financial statements.

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


Notes to Financial Statements
Legg Mason Value Trust, Inc.


(Amounts in Thousands)  (Unaudited)
-------------------------------------------------------------------------------
1. Significant Accounting Policies:
           The Legg Mason Value Trust, Inc. ("Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified investment company.
           The Fund consists of two classes of shares: Primary Class, offered since 1982, and Navigator Class, offered to certain institutional investors since December 1, 1994. Expenses of the Fund are allocated proportionately to the two classes of shares except for 12b-1 distribution fees, which are charged only on Primary shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class.

      Security Valuation
           Securities traded on national securities exchanges are valued at the last quoted sales price. Over-the-counter securities, and listed securities for which no sales price is available, are valued at the mean between the latest bid and asked prices. Short-term securities are valued at cost which, when combined with accrued interest receivable, approximates current value.

      Dividends and Distributions to Shareholders
           Net investment income for dividend purposes consists of dividends and interest earned, less expenses. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on the accrual basis. Net capital gain distributions are declared and paid after the end of the tax year in which the gains are realized.

      Security Transactions
           Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis. At September 30, 1996, $525 was payable for investments purchased but not yet received.

      Repurchase Agreements
           All repurchase agreements are fully collateralized by obligations issued by the U.S. government or its agencies and such collateral is in the possession of the Fund's custodian. The value of such collateral includes accrued interest. Risks arise from the possible delay in recovery or potential loss of rights in the collateral should the issuer of the repurchase agreement fail financially.

      Federal Income Taxes
           No provision for federal income or excise taxes is required since the Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income to its shareholders.

      Use of Estimates
           The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Investment Transactions:
           Investment transactions for the six months ended September 30, 1996 (excluding short-term securities) were as follows:

      Purchases                        $164,278
      Proceeds from sales               147,626


           At September 30, 1996, the cost of securities for federal income tax purposes was $893,128. Aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $838,548 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $10,434.

Legg Mason Value Trust, Inc.


3. Fund Share Transactions:
           At September 30, 1996, there were 100,000 shares authorized at $.001 par value for all classes of the Fund. Transactions in Fund shares were as follows:
                           For the            For the
                      Six Months Ended      Year Ended
                     September 30, 1996   March 31, 1996
                     ---------------------------------------------
      Primary Class    Shares   Amount   Shares    Amount
------------------------------------------------------------------
      Sold             5,303  $146,758   15,216  $311,427
      Reinvestment of
        distributions  1,300    35,175    3,120    70,153
      Repurchased     (4,275) (117,118) (11,393) (267,409)
------------------------------------------------------------------
      Net increase     2,328  $ 64,815    4,943  $114,171
==================================================================

                           For the            For the
                      Six Months Ended      Year Ended
                     September 30, 1996   March 31, 1996
------------------------------------------------------------------
      Navigator Class  Shares   Amount   Shares   Amount
------------------------------------------------------------------
      Sold               188   $ 5,275      262  $ 6,350
      Reinvestment of
        distributions     58     1,566      133    3,006
      Repurchased       (128)   (3,567)    (265)  (6,289)
------------------------------------------------------------------
      Net increase       118   $ 3,274      130  $ 3,067
==================================================================

4. Transactions with Affiliates:
           The Fund has an investment advisory and management agreement with Legg Mason Fund Adviser, Inc. ("Adviser"), a corporate affiliate of Legg Mason Wood Walker, Incorporated ("Legg Mason"), a member of the New York Stock Exchange and the distributor for the Fund. Under this agreement, the Adviser provides the Fund with investment advisory, management and administrative services for which the Fund pays a fee at an annual rate of 1% of average daily net assets of the Fund for the first $100 million of average daily net assets, 0.75% of such assets between $100 million and $1 billion and 0.65% of such assets in excess of $1 billion, calculated daily and payable monthly. At September 30, 1996, $994 was due to the Adviser. The agreement with the Adviser provides that an expense reimbursement be made to the Fund for audit fees and compensation of the Fund's independent directors.
           Legg  Mason,   as  distributor  of  the  Fund,   receives  an  annual
      distribution fee of 0.70% and an annual service fee of 0.25% of the Primary Class' average daily net assets, calculated daily and payable monthly. At September 30, 1996, $1,259 was due to the distributor. Legg Mason also has an agreement with the Fund's transfer agent to assist with certain of its duties. For this assistance, Legg Mason was paid $183 by the transfer agent for the six months ended September 30, 1996. No brokerage commissions were paid to Legg Mason or its affiliates during the six months ended September 30, 1996.
           In November 1995, the Fund, along with certain other Legg Mason Funds, entered into a $75 million line of credit ("Credit Agreement") to be utilized as an emergency source of cash in the event of unanticipated, large redemption requests by shareholders. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the line of credit bear interest at prevailing short-term interest rates. For the six months ended September 30, 1996, the Fund had no borrowings under the line of credit.

14